SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant                           X
Filed by a Party other than the Registrant       ____

Check the appropriate box:
___      Preliminary Proxy Statement             ____   Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
   X     Definitive Proxy Statement
  ____   Definitive additional materials
  ____   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ECLIPSE FUNDS

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X       No fee required.
____    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)       Proposed maximum aggregate value of transaction:

(5)       Total fee paid:

         Fee paid previously with preliminary materials:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:

(2)       Form, Schedule or Registration Statement no.:

(3)       Filing Party:

(4)       Date Filed:

                                                       Wesley G. McCain
                                                       Chairman
                                                       Eclipse Funds

November 3, 2000

Dear Shareholder:

         Towneley Capital Management, Inc. ("Towneley"), your Fund's investment adviser, has entered into an agreement with New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life Insurance Company, pursuant to which NYLIM Holdings will acquire certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducts relating to providing investment advisory services to certain institutional and private accounts and to the Eclipse no-load family of funds (the "Funds"). Towneley investment personnel currently managing the Funds, including me, will become employees of New York Life Investment Management LLC ("NYLIM LLC"), an affiliate of NYLIM Holdings. If shareholders approve a new investment advisory agreement, NYLIM LLC would perform investment advisory and administrative services for the Funds, but the portfolio management of the Funds would remain substantially the same. A more thorough description of the businesses of NYLIM Holdings, NYLIM LLC and their affiliates is contained in the proxy statement.

         Under NYLIM LLC's management, the Funds will have access to the greater investment resources of NYLIM LLC and its affiliates. In addition, the Funds will be distributed together with the MainStay Institutional Funds Inc., a no-load fund family that will also be managed by NYLIM LLC (the "NYLIM Funds).

         At the shareholder meeting on December 5, 2000, you will be asked to approve a new management agreement for your Fund to take effect after the closing of the transaction. The new agreement is the same in all material respects as that currently in effect including advisory fees charged. NYLIM LLC will provide fund administration services under the new agreement without any increase in fees, and the new agreement will include other changes to conform to the agreements for the NYLIM Funds to permit ease of administration. If the agreement is approved, NYLIM LLC will manage the Funds following the transaction, but the management team will remain the same. Approval of the new advisory agreement is sought so that management of each Fund can continue uninterrupted after the transaction, because the current agreement will terminate automatically as a result of the transaction. At the shareholder meeting, you also will be asked to ratify the selection of the independent auditors and to elect new Trustees for Eclipse Funds (the "Trust").

         After careful consideration, the Trust's Board of Trustees unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

         Your vote is  important  regardless  of the  number of shares  you own.
Please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the shareholder meeting on December 5, 2000.

         If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one proxy card for each account. Please vote and return each proxy card that you receive.

         If you have any questions before you vote, please contact our proxy representative at 1-877-518-9412. They will help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,


Wesley G. McCain
(enclosures)

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF

                                  ECLIPSE FUNDS

                      Eclipse Ultra Short Term Income Fund

                              Eclipse Balanced Fund

                           Eclipse Mid Cap Value Fund

                          Eclipse Small Cap Value Fund
                  (each a "Fund" and collectively, the "Funds")

         Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the Funds, each a series of Eclipse Funds (the "Trust"), will be held on December 5, 2000, at 10:00 a.m., Eastern time, at 470 Park Avenue South, 16th Floor, New York, New York, 10016 for the following purposes:

1. To consider the election of four (4) Trustees to serve until their successors are elected and qualified;

2. To approve or disapprove a new Investment Advisory Agreement between the Trust, on behalf of each Fund, and New York Life Investment Management LLC ("NYLIM LLC"), a subsidiary of New York Life Insurance Company;

3.  To  ratify  or  reject  the  selection  of  PricewaterhouseCoopers   LLP  as
independent auditors for the Funds for the fiscal year ending December 31, 2000; and

4. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

         Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.

         Shareholders of record at the close of business on October 24, 2000 are entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.

                                         By Order of the Board of Trustees,


                                         Sigrid A. Hess
                                         Secretary

November 3, 2000

                                  ECLIPSE FUNDS

                         IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A.        Your Fund's  investment  adviser,  Towneley Capital  Management,  Inc.
          ("Towneley"), has agreed to sell certain segments of its portfolio management businesses, including the business, operations and activities that Towneley conducts relating to providing investment advisory services to certain institutional and private accounts and to the Eclipse no-load family of funds, to New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life Insurance Company. Headquartered in New York, New York, NYLIM Holdings and its affiliates encompass a broad range of specialties including: retail and institutional mutual funds, direct institutional asset management, guaranteed products, retirement plans, and full service products for defined contribution and defined benefit plans.

         To ensure that there is no interruption in the services that Towneley currently provides to your Fund, we are asking the shareholders of each Fund to approve a new investment advisory agreement with New York Life Investment Management LLC ("NYLIM LLC"), an affiliate of NYLIM Holdings. The most important matters to be voted upon by you are approval of the new investment advisory agreement and the election of Trustees. The following pages give you additional information about NYLIM Holdings, NYLIM LLC, the new investment advisory agreement and certain other matters. The Board Members of your Fund, including those who are not affiliated with the Fund, Towneley, NYLIM Holdings, NYLIM LLC or any of their affiliates, unanimously recommend that you vote FOR these proposals.

Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one or more proxy cards -- because you have the right to vote on important proposals concerning your investment in the Fund.

Q.       WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of more than one Fund, you will receive a proxy card for each Fund that you own.

Q.       WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, which imposes regulations on investment companies such as your Fund, requires that fund shareholders approve a new investment advisory agreement whenever there is an assignment of an investment advisory agreement. The Towneley-NYLIM Holdings transaction will result in such an assignment. Therefore, we are seeking shareholder approval of the new investment advisory agreement between NYLIM LLC and your Fund.

Q. HOW WILL THE TOWNELEY-NYLIM HOLDINGS TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. The investment management of your Fund and its investment objectives will not change as a result of the transaction. There will be no increase in advisory fees. You will still own the same shares in the same Fund. The Towneley investment personnel currently managing the Funds will become employees of NYLIM LLC and will remain primarily responsible for the management of the Funds after consummation of the transaction.

         In addition, the Funds will be distributed together with the MainStay Institutional Funds Inc., a no-load family of funds that will also be managed by NYLIM LLC (the "NYLIM Funds").

Q.       WILL  THE  INVESTMENT  ADVISORY  FEES  INCREASE  AS  A  RESULT  OF  THE
         TRANSACTION?

A. No, the proposal to approve the new agreement seeks no increase in the investment advisory fee rates paid by your Fund.

Q.       WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.       WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. As noted above, you are being asked to elect four (4) new members of the Board. You are also being asked to vote for the ratification of the Board's selection of the Funds' auditors.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Towneley, NYLIM Holdings, NYLIM LLC or their affiliates, unanimously recommend that you vote FOR the Proposals.

Q.       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A. No, Towneley, NYLIM Holdings and/or their affiliates will bear these costs.

Q.       WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, Towneley's proxy representative, at 1-877-518-9412.

                                  ECLIPSE FUNDS
                              470 Park Avenue South
                                   16th Floor
                            New York, New York 10016
                                 (800) 872-2710

                      Eclipse Ultra Short Term Income Fund

                              Eclipse Balanced Fund

                           Eclipse Mid Cap Value Fund

                          Eclipse Small Cap Value Fund
                 (each, a "Fund" and collectively, the "Funds")

                                 PROXY STATEMENT
                                November 3, 2000

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for the Funds, each a series of Eclipse Funds (the "Trust"). The Trust's Board of Trustees (the "Board") is soliciting your vote for a Special Meeting of Shareholders of each Fund (the "Special Meeting") to be held at 470 Park Avenue South, 16th Floor, New York, New York 10016, on December 5, 2000, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned, at any adjournment of that Meeting.

Solicitation of Proxies

         The Trust's Board is soliciting votes from shareholders of each Fund with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement, Notice of a Special Meeting and the accompanying proxy card which are first being mailed to shareholders on or about November 3, 2000 or as soon as practicable thereafter. Holders of record of shares of each Fund at the close of business on October 24, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of the Record Date.

               Number of Shares Outstanding as of the Record Date

Fund                                      Total Shares Outstanding

Ultra Short Term Income                    660,372.149
Balanced                                   3,166,771.498
Mid Cap Value                              3,968,043.639
Small Cap Value                            16,175,160.576

         The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

         Copies of the Trust's Annual Report for the fiscal year ended December 31, 1999, and its Semi-Annual Report for the period ended June 30, 2000, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to the Funds' shareholder servicing agent, Eclipse Financial Services, Inc., P.O. Box 2196, Peachtree City, GA 30269, or by calling 1-800-872-2710.

                                GENERAL OVERVIEW

         New York Life Investment Management Holdings LLC ("NYLIM Holdings"), Wesley G. McCain, Towneley Capital Management, Inc. ("Towneley") and the shareholders of Towneley have entered into an Asset Purchase Agreement, dated as of October 6, 2000. Under the Towneley Asset Purchase Agreement, NYLIM Holdings has agreed to pay Towneley approximately $10 million in exchange for substantially all of Towneley's assets relating to the Eclipse Funds business and Towneley's business of providing investment management services to individual and institutional clients, including Towneley's proprietary analytical models (the "Transaction"). Several trusts established by Mr. McCain are the registered owners of all of the outstanding shares of Towneley.

         NYLIM Holdings has also agreed to make quarterly "earn-out" payments to Mr. McCain in the fourth, fifth and sixth years following completion of the Transaction. The amount of each earn-out payment will be calculated by multiplying 0.000375 by the value at the end of the quarter of (a) the assets (including the assets in the Eclipse Funds) formerly managed by Towneley that New York Life Investment Management LLC, a registered investment adviser and an affiliate of NYLIM Holdings ("NYLIM LLC"), will manage after completion of the transaction, (b) the assets in any other mutual funds and investment advisory accounts managed by the Eclipse team at NYLIM LLC, and (c) a percentage to be agreed on a case-by-case basis of the assets in any other investment products developed, but not managed, by the Eclipse team.

         In connection with the Transaction, Mr. McCain, as well as portfolio manager Kathy O'Connor and quantitative analyst Jeffrey Sanders, will enter into employment agreements with NYLIM LLC. All other Towneley personnel will also be offered positions with NYLIM LLC.

         Under Mr. McCain's employment agreement, the percentage of Mr. McCain's professional time devoted to NYLIM LLC matters will decrease over the six-year term of the agreement. NYLIM Holdings is not acquiring Towneley's hedge fund business, which Mr. McCain and Mr. Sanders will continue to operate following the completion of the Transaction. In addition, NYLIM Holdings, Mr. McCain and Towneley will enter into a license agreement that will enable Towneley, Mr. McCain and Mr. Sanders to continue to use the proprietary model acquired by NYLIM Holdings.

            The transactions under the Towneley Asset Purchase Agreement are subject to a number of conditions, including, but not limited to, a condition that the shareholders of the Eclipse Funds approve a new investment management agreement with NYLIM LLC, that the shareholders of the Funds elect the proposed trustees, and a condition that consents be obtained from Towneley clients (including the Funds) representing annualized investment management fee revenues (taking into account additional contributions to and withdrawals from mutual funds and investment advisory accounts, but not taking into account market fluctuations) that are at least 80% of such revenues as of March 31, 2000. The Transaction is expected to close by the end of the year.

         Fund operations are not expected to be materially affected by the Transaction. NYLIM Holdings does not currently anticipate that there will be any changes in the investment personnel primarily responsible for the management of the Funds in connection with the Transaction. Employees of Towneley devoted to Fund operations will become employees of NYLIM LLC. As part of the NYLIM family of no-load funds, the Funds will be distributed by NYLIFE Distributors, Inc. under the "Eclipse" name and the Funds' shareholder servicing agent will be MainStay Shareholder Services, LLC Following the Transaction, NYLIM Holdings anticipates that it will evaluate capabilities across the NYLIM Holdings companies and, where appropriate, will initiate changes designed to maximize investment capabilities and achieve expense and resource efficiencies.

         NYLIM Holdings was established in December 1999 for the purpose of holding the ownership of the asset management subsidiaries of New York Life Insurance Company. NYLIM LLC, the proposed new investment adviser for the Funds, commenced operations in April, 2000, is a wholly owned subsidiary of NYLIM
Holdings and, along with the other asset management subsidiaries of NYLIM Holdings (collectively, the "Asset Management Subsidiaries"), has more than $115 billion in assets under management. NYLIM Holdings and the Asset Management Subsidiaries are committed to delivering high quality, value added investment management products and services to clients.

         The Asset Management Subsidiaries provide comprehensive money management and investment services and their component businesses encompass a broad range of specialties, including: retail and institutional mutual funds, direct institutional asset management, guaranteed products, retirement plans, and full service products for defined contribution and defined benefit plans.

         NYLIM Holdings' principal executive offices are located at 51 Madison Avenue, New York, New York 10010.

         Information regarding NYLIM Holdings and its affiliates contained herein has been furnished to the Funds by NYLIM Holdings and its affiliates for use herein and NYLIM Holdings and its affiliates are responsible for the accuracy and completeness thereof.

                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

         The Board has nominated four individuals (the "Nominees") for election to the Trust's Board. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected. The Trust's current Trustees have decided to step down upon completion of the Transaction.

         The Nominees are being nominated to provide uniformity across the Boards of the Trustees/Directors of the Trust and the NYLIM Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of the Nominees as Directors of the NYLIM Funds.

Information Regarding Nominees

         Below are the names, ages, business experience during the past five years and other Trusteeships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act of 1940 as amended (the "Investment
Company Act"), by virtue of that person's affiliation with any of the Funds, Towneley, NYLIM Holdings, NYLIM LLC or any of their affiliates. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

Name and Age                    Position(s) Held    Principal Occupation(s)
                                With Fund           During Past Five Years

Stephen C. Roussin*                             Mr.  Roussin  has been  Director
(Age 37)                                        and    Chairman    of   MainStay
                                                Institutional  Funds  Inc.  from
                                                1997 to present;  President  and
                                                Chief  Operating  Officer,   New
                                                York Life Investment  Management
                                                Holdings  LLC,  (formerly,   New
                                                York Life Asset  Management LLC)
                                                from 1999 to present;  President
                                                and Chief Operating Officer, New
                                                York Life Investment  Management
                                                LLC  (formerly,  New  York  Life
                                                Asset    Management    Operating
                                                Company   LLC)   from   1999  to
                                                present;     President,    Chief
                                                Executive  Officer and  Trustee,
                                                The MainStay  Funds from 1997 to
                                                present;  Senior Vice President,
                                                New York Life Insurance  Company
                                                from 1997 to present;  Director,
                                                New York Life Trust Company from
                                                1997 to  present;  Manager,  New
                                                York Life  Benefit  Services LLC
                                                (formerly,  Director,  New  York
                                                Life Benefit Services Inc.) from
                                                1997 to present;  Director,  New
                                                York Life Securities,  Inc. from
                                                1997  to  present;  Manager  and
                                                Chairman,  MainStay  Shareholder
                                                Services LLC (formerly, MainStay
                                                Shareholder Services Inc.), from
                                                1997 to present; Director, Eagle
                                                Strategies  Corp.  from  1997 to
                                                present; and Manager,  President
                                                and  Chief  Executive   Officer,
                                                MainStay      Management     LLC
                                                (formerly,  MainStay  Management
                                                Inc.)  from 1997 to March  2000,
                                                and Chairman  and Manager,  from
                                                March 2000 to present; Director,
                                                NYLIFE  Distributors  Inc., from
                                                1997 to present,  Chairman  from
                                                March  2000  to   present,   and
                                                Senior Vice  President from 1997
                                                to  March  2000;   Chairman  and
                                                Director,  New York  Life  Trust
                                                Company,  FSB from  June 2000 to
                                                present.  Previously,  he served
                                                as  Senior  Vice   President  of
                                                Smith  Barney  from 1994 to 1997
                                                and  Division  Sales  Manager of
                                                Prudential  Securities from 1989
                                                to 1994.

Lawrence Glacken                                Mr.  Glacken  has  served  as  a
(Age 73)                                        Director    of   the    MainStay
                                                Institutional  Funds Inc.  since
                                                their inception in January 1991.
                                                He served as Vice  President  of
                                                Investment Banking for The First
                                                Boston  Corporation from 1964 to
                                                1987 and has been retired  since
                                                1987.

Robert P. Mulhearn                              Mr.  Mulhearn  has  served  as a
(Age 53)                                        Director    of   the    MainStay
                                                Institutional  Funds Inc.  since
                                                their inception in January 1991.
                                                He was a  Managing  Director  at
                                                Morgan   Stanley  from  1979  to
                                                1987.  Mr.  Mulhearn  has been a
                                                Private  Investor  from  1987 to
                                                present.

Susan B. Kerley                                 Ms.   Kerley  has  served  as  a
(Age 49)                                        Director    of   the    MainStay
                                                Institutional  Funds Inc.  since
                                                their inception in January 1991.
                                                She has been President of Global
                                                Research  Associates since 1990.
                                                From 1988 to 1990, she served as
                                                Manager of  Special  Investments
                                                at  Rockefeller  & Co.  She  was
                                                Director  of Research at Rogers,
                                                Casey   and    Barksdale    from
                                                1983-1988.  She has also  served
                                                as a Director of Citifunds  from
                                                1991 to present.

Executive Officers of the Trust

         The Trust's officers are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The current executive officers of the Trust, together with such person's position with the Trust and principal occupation for the last five years, are listed below. The business address for each of the officers is 470 Park Avenue South, 16th Floor, New York, NY 10016.

Name and Age          Position(s) Held             Principal Occupation(s)
                      With the Trust               During Past Five Years

Wesley G. McCain        Chairman of the         Mr.  McCain is the  founder  and
(Age 58)                Board and President     has been  Chairman  of  Towneley
                                                Capital  Management,  Inc. since
                                                1971. Mr. McCain is a trustee of
                                                the  Van Eck  Funds  and the Van
                                                Eck World Wide Insurance  Trust,
                                                and  a   director   of  the  Van
                                                Eck/Chubb  Funds,  Inc.  He is a
                                                Public    Advisor   to   Pacific
                                                Exchange  Stock and Options.  He
                                                was a director of the  Peregrine
                                                Fund from 1995 to 1998.  He is a
                                                general   partner   of   Pharaoh
                                                Partners,  L.P.,  which  is  the
                                                general    partner    of   Libre
                                                Partners,  L.P.  He  is  also  a
                                                trustee of Libre Group Trust,  a
                                                director  of  Libre  Investments
                                                (Cayman)   Ltd.,   a  member  of
                                                Pharaoh  Partners  (Cayman) LDC,
                                                and    Chairman   of   Millbrook
                                                Associates,  Inc. and of Eclipse
                                                Financial Services, Inc. He is a
                                                Chartered  Financial Analyst and
                                                a member of the  Association for
                                                Investment     Management    and
                                                Research.    In    addition   to
                                                managing investment  portfolios,
                                                Mr. McCain's experience includes
                                                economic      and      financial
                                                consulting   to  a   diversified
                                                corporate clientele.

Sigrid A. Hess          Executive Vice          Ms. Hess is a Vice  President of
(Age 59)                President and           Towneley   Capital   Management,
                        Secretary               Inc.,   where   she   has   been
                                                employed  since  1977.  Ms. Hess
                                                also  serves  as   Secretary  of
                                                Eclipse   Financial    Services,
                                                Inc.,  the  Trust's  shareholder
                                                servicing agent.

John A. Flanagan        Vice President,         Mr.   Flanagan   has  been  Vice
(Age 54)                Treasurer               President,    New   York    Life
                                                Insurance  Company,  1999 to the
                                                present;   Vice   President  and
                                                Treasurer,    New   York    Life
                                                Investment  Management  Holdings
                                                LLC,  (formerly,  New York  Life
                                                Asset  Management LLC) from 1999
                                                to present;  Vice  President and
                                                Treasurer,    New   York    Life
                                                Investment  Management  LLC from
                                                1999   to  the   present;   Vice
                                                President  and  Chief  Financial
                                                Officer, The MainStay Funds from
                                                1999  to   present;   Treasurer,
                                                Principal      Financial     and
                                                Accounting   Officer,   MainStay
                                                Institutional  Funds  Inc.  from
                                                1999  to   present;   Treasurer,
                                                MainStay  VP Series  Fund,  Inc.
                                                from 1999 to  present;  Manager,
                                                Senior Vice  President and Chief
                                                Financial   Officer,    MainStay
                                                Management     LLC    (formerly,
                                                MainStay  Management  Inc.) from
                                                1999   to   present;    Manager,
                                                MainStay   Shareholder  Services
                                                LLC     (formerly,      MainStay
                                                Shareholder  Services Inc.) from
                                                1999 to the present; Senior Vice
                                                President  and  Chief  Financial
                                                Officer,   NYLIFE   Distributors
                                                Inc.  from 1999 to the  present.
                                                He served as Treasurer of Strong
                                                Funds and Senior Vice  President
                                                of  Strong  Capital  Management,
                                                Inc. from 1997 to 1998 and was a
                                                Partner  at the  predecessor  to
                                                PricewaterhouseCoopers       LLP
                                                (Coopers & Lybrand, L.L.P.) from
                                                1994 to 1997.

Sylvia McCormick        Vice President          Ms.  McCormick has been employed
(Age 54)                                        by Towneley Capital  Management,
                                                Inc.    since   1973.   She   is
                                                President  of Eclipse  Financial
                                                Services,   Inc.,   the  Trust's
                                                shareholder servicing agent.

Antoinette B. Cirillo   Assistant               Ms.  Cirillo has been  Assistant
(Age 46)                Treasurer               Treasurer of The MainStay  Funds
                                                from   1992   to  the   present,
                                                Assistant  Treasurer of MainStay
                                                Institutional  Funds  Inc.  from
                                                1992   to   the   present,   and
                                                Assistant  Treasurer of MainStay
                                                VP Series Fund,  Inc.  from 1993
                                                to   the   present,    and   was
                                                Corporate    Vice     President,
                                                Assistant    Vice     President,
                                                Director  and Senior  Accountant
                                                of   Mutual   Fund    Accounting
                                                Operations, NYLIFE Distributors,
                                                Inc. and MainStay Management LLC
                                                (formerly,  MainStay  Management
                                                Inc.)  from  1988 to  1999.  She
                                                held  various  positions  in New
                                                York Life Insurance Company from
                                                1987 to 1988.


Patrick J. Farrell      Assistant               Mr.   Farrell   has  been   Vice
(Age 40)                Treasurer               President,     Corporate    Vice
                                                President      and     Assistant
                                                Treasurer        of       NYLIFE
                                                Distributors,  Inc. and MainStay
                                                Management     LLC    (formerly,
                                                MainStay  Management  Inc.) from
                                                1996   to   present,   Assistant
                                                Treasurer of MainStay Funds from
                                                1996   to   present,   Assistant
                                                Treasurer       of      MainStay
                                                Institutional  Funds  Inc.  from
                                                1996 to  present  and  Assistant
                                                Treasurer  of MainStay VP Series
                                                Fund from  1996 to the  present.
                                                He   was   Vice   President   of
                                                Alliance   Capital    Management
                                                Corporation from 1988 to 1996.

         Upon the closing of the Transaction, it is anticipated that the foregoing officers will resign and that persons who are directors, officers and/or employees of NYLIM Holdings or its affiliates, which may include certain of the individuals named above, will become officers of the Trust.

Trustees Not Standing for Reelection

         Below are the names, ages, business experience during the past five years and other Trusteeships of the current Trustees of the Trust. An asterisk (*) has been placed next to the name of each Trustee who would constitute an "interested person," as defined in the Investment Company Act. The business address of each Trustee is 470 Park Avenue, New York, New York 10016.

Wesley G. McCain*       Trustee, Chairman       Please see the description under
(Age 58)                of the Board and        "Executive   Officers   of   the
                        President               Trust"

Sigrid A. Hess*         Trustee, Executive      Please see the description under
(Age 59)                Vice President and      "Executive   Officers   of   the
                        Secretary               Trust," above.

John C. Novogrod        Trustee                 Mr. Novogrod is a partner of the
(Age 58)                                        law  firm  of  Kirkland  & Ellis
                                                since  1997.  Prior to this,  he
                                                was  a  partner  of  Novogrod  &
                                                Kurlander from 1991 to 1995, and
                                                a partner  of  Schiff,  Hardin &
                                                Waite from 1995 to 1997.

Yung Wong               Trustee                 Mr.  Wong is a  Trustee  of Back
(Age 61)                                        Bay  Funds,   Inc.,   California
                                                Daily  Tax  Free  Income   Fund,
                                                Inc., Connecticut Daily Tax Free
                                                Income  Fund,  Inc.,  Daily  Tax
                                                Free    Income    Fund,    Inc.,
                                                Delafield Fund,  Inc.,  Michigan
                                                Daily  Tax  Free  Income   Fund,
                                                Inc., New Jersey Daily Municipal
                                                Income   Fund,    Inc.,    North
                                                Carolina Daily Municipal  Income
                                                Fund,  Inc.,  Short Term  Income
                                                Fund,   Inc.,   Virginia   Daily
                                                Municipal   Income  Fund,  Inc.,
                                                Georgia Daily  Municipal  Income
                                                Fund,  Inc., and PAX World Money
                                                Market  Fund,  Inc. He is also a
                                                trustee   of    Florida    Daily
                                                Municipal      Income      Fund,
                                                Institutional Daily Income Fund,
                                                and Pennsylvania Daily Municipal
                                                Income  Fund.  Dr.  Wong  was  a
                                                Trustee   of   Shaw   Investment
                                                Management  (H.K.)  Limited  (an
                                                asset   management   and  direct
                                                investment  firm)  from  1994 to
                                                1995.

John C.  Van Eck        Trustee                 Mr. Van Eck is  Chairman  of the
(Age 85)                                        Board and  President  of Van Eck
                                                (Age  85)   Funds  and  Van  Eck
                                                Worldwide     Insurance    Trust
                                                (mutual  funds).  He is Chairman
                                                of    Van     Eck     Associates
                                                Corporation,    an    investment
                                                adviser,  and Van Eck Securities
                                                Corporation, a broker dealer.

Ownership of Fund Shares

         Appendix 2 hereto sets forth the number of shares of each class of each Fund owned directly or beneficially by the current Trustees. To the best of the Trust's knowledge, as of October 24, 2000, no current Trustee owned 1% or more of the outstanding shares of any class of a Fund, and the current Trustees of the Funds owned, as a group, less than 1% of the shares of each class of each Fund, except as otherwise noted in Appendix 2.

Meetings

         During the fiscal year ended December 31, 1999, the current Board held four (4) regular meetings. Each Trustee attended 100% of the total number of Board meetings and meetings held by all committees of the Board on which he or she served.

Committees

         Audit Committee. The Board has an Audit Committee whose function is to assist the Board in fulfilling its responsibilities to shareholders of the Funds relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Committee currently consists of Messrs. Novogrod, Wong, and Van Eck. During the fiscal year ended December 31, 1999, the Committee met once.

          The Board does not have a Nominating Committee or a Compensation Committee. The responsibilities associated with these committees are handled by the Trustees who are not "interested persons" as described above.

Remuneration of Trustees and Officers

         For service on the Board, each Trustee who is not an "interested person" of the adviser is entitled to receive (i) an annual retainer of $2,000;
(ii) $750 per meeting for each Board meeting in which the Trustee participates and (iii) reimbursement for out-of-pocket expenses. None of the Trustees is entitled to receive pension or retirement benefits.

         The following table sets forth the compensation paid to each of the current Trustees for the fiscal year ended December 31, 1999. Trustees and officers of the Trust who are also Trustees, officers or employees of Towneley or MainStay Management LLC are not entitled to receive any compensation from the Trust.

                                           Aggregate          Total Compensation
                                          Compensation        from the Trust
      Name of Person, Position            from the Trust      Paid to Trustees

Sigrid A. Hess                                $0                    $0
Trustee, Executive Vice President and
Secretary

Wesley G. McCain                              $0                    $0
Trustee, Chairman and President

John C. Novogrod                            $5,000                $5,000
Trustee

John C. Van Eck                             $5,000                $5,000
Trustee

Yung Wong                                   $5,000                $5,000
Trustee

         The effectiveness of this Proposal 1 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, each of the current Trustees will continue to serve until his or her successor is duly elected and qualified.

Vote Required

         The affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote at the Special Meeting is required to approve the election of each Nominee. This means that the four Nominees receiving the largest number of votes will be elected.

          The Board unanimously recommends that shareholders vote "FOR" each of the Nominees under Proposal No. 1.

                                 PROPOSAL NO. 2
                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Introduction

         Shareholders of each of the Funds are being asked to approve a new Investment Advisory Agreement (the "New Agreement") between the Trust, on behalf of their Fund, and NYLIM LLC (also referred to in this section as the "Manager"). Approval of the New Agreement is sought so that the management of each Fund can continue uninterrupted after the Transaction because the current Investment Advisory Agreement (the "Current Agreement") will terminate automatically as a result of the Transaction.

         Towneley's goal is to complete the Transaction during the fourth quarter of 2000. As a result of the Transaction, certain of the business segments and operations of Towneley will be purchased by NYLIM Holdings. The sale of certain assets of Towneley resulting from the Transaction will be deemed under the Investment Company Act to be an assignment of the Current Agreement. The Current Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between NYLIM LLC and the Trust on behalf of the Funds is proposed for approval by shareholders of each Fund. A form of the New Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

         Towneley Capital Management, Inc., located at 470 Park Avenue South, 16th Floor, New York, New York 10016, has served as investment adviser to each Fund pursuant to the Current Agreement since the commencement of operations of the Funds. The terms of the New Agreement will be the same in all material respects as those of the Current Agreement, including advisory fees charged. NYLIM LLC will provide fund administration services under the New Agreement without any increase in fees, and the New Agreement will include other ministerial changes to conform to the agreements for the NYLIM Funds to permit ease of administration. Also, the same portfolio managers, as employees of NYLIM LLC, will continue to manage each Fund. Towneley does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Funds. In addition, NYLIM LLC has undertaken that for the initial two-year term of the New Agreement, there will be no increase in the annual ordinary operating expense ratios (excluding transfer agency expenses) of the Funds above those for the twelve months ended December 31, 2000 (excluding transfer agency expenses). In the case of transfer agency expenses, NYLIM LLC has also undertaken that during the initial two-year period, any increase in a Fund's transfer agency expenses above those that would have been experienced by that Fund if the existing transfer agency agreement (i.e., pre-Transaction) were still in effect will be borne by NYLIM LLC.

         The following table shows the date when each Fund commenced operations, the date of the Current Agreement, as amended, and the dates when the Current Agreement was approved by the Board on behalf of the applicable Fund and by the applicable Fund's shareholders (or, in some cases, a Fund's sole initial shareholder).


                                              Date of                  Date Current         Date Current
                            Commencement      Current                  Investment           Investment
                               of             Investment               Advisory             Advisory
                             Operations       Advisory                 Agreement Last       Agreement Last
                                              Agreement                Approved by          Approved by
Fund                                                                   the Board            Shareholders

Ultra Short Term Income       12/27/94          12/27/94               12/15/99               12/27/94

Balanced                       5/1/89      1/7/87, as amended          12/15/99               6/13/90
                                           3/15/89 and 3/16/90

Mid Cap Value                 12/27/94          12/27/94               12/15/99               12/27/94

Small Cap Value                1/12/87     1/7/87, as amended          12/15/99               6/13/90
                                           3/15/89 and 3/16/90


         At the October 20, 2000 meeting of the Board, the New Agreement was approved unanimously by the Board, including by all of the Trustees who are not interested parties to the New Agreement or interested persons of such parties. The New Agreement as approved by the Board is submitted for approval by the shareholders of each Fund to which the New Agreement pertains. The New Agreement must be voted upon separately by the shareholders of each Fund to which it pertains.

         If the New Agreement is approved by shareholders, it will take effect immediately after the closing of the Transaction. The New Agreement will have an initial term of two years and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to the New Agreement or "interested persons" of any such party (other than as Trustees of the Trust).

Comparison of the Terms of the New Agreement and the Current Agreement

         The terms of the New Agreement will be the same in all material respects as those of the Current Agreement, except for the effective date, initial term and the parties. Certain conforming changes are proposed to conform to the current form of advisory agreement for the NYLIM Funds, as discussed in detail below.

         Under the Current Agreement, Towneley provides an investment program for each Fund, makes the day-to-day investment decisions for each Fund, executes the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. In addition, Towneley provides persons satisfactory to the Board to serve as officers of the Trust. The Current Agreement also provides that Towneley is required to pay the fees of the Trust's administrator. This arrangement is described in more detail below under the caption "Administration."

         The New Agreement requires NYLIM LLC, subject to the supervision of the Board, to administer each Fund's business affairs and manage the investment operations of each Fund and the composition of the portfolio of each Fund, including the purchase, retention and disposition of securities thereof, in accordance with the investment objectives, policies and restrictions of each Fund, as stated in the currently effective Prospectus.

         Specifically, the New Agreement provides that the Manager shall (i) furnish each Fund with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by each Fund (excluding those being maintained by the Fund's custodian and transfer agent except as to which the Manager has supervisory functions) and other than those being maintained by the Fund's subadviser, if any; and (iii) furnish each Fund with ordinary clerical, bookkeeping and recordkeeping services at such office facilities.

Administration

         Under the Current Agreement, the Trust is required to retain an administrator acceptable to Towneley, which administrator's expenses are to be paid by Towneley out of its management fee. Pursuant to an administration agreement dated January 1, 1998, the Trust retained MainStay Management LLC (the "Administrator"), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, to administer all aspects of the Trust's operations except those which are the responsibility of Towneley. The Administrator is a wholly-owned subsidiary of New York Life Insurance Company. In connection with its responsibilities as administrator, the Administrator performs such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Trust, including maintaining certain books and records; authorizing the payment of Fund expenses and maintaining control over daily cash balances; monitoring the availability of funds for investment; overseeing and confirming portfolio holdings with the Funds' custodian and Towneley; coordinating and controlling on a daily basis the administrative and professional services rendered to the Trust by others, including Towneley, the custodian and the transfer and dividend disbursing agent, and the Trust's shareholder servicing agent, as well as accounting, auditing and other services performed for the Trust; calculating the net asset value of the Trust's shares; providing the Trust with adequate conference facilities for all board meetings; overseeing the preparation and filing with the Securities and Exchange Commission ("SEC") of the Trust's registration statement, prospectus and statement of additional information; and preparing and filing all required state Blue Sky filings.

         For providing such services, the Administrator receives a fee, computed daily and paid monthly in arrears, from Towneley based on the average combined daily net asset value of the Funds ("Combined Assets") to be calculated at the annual rate of 0.15% of the Combined Assets up to $50 million, plus 0.12% of such Combined Assets in excess of $50 million but not in excess of $100 million, plus 0.08% of such Combined Assets in excess of $100 million but not in excess of $150 million; plus 0.05% of such Combined Assets in excess of $150 million but not in excess of $750 million and 0.02% of the Combined Assets in excess of $750 million. In addition, for any Fund, Towneley shall pay the Administrator a monthly fee of $625 until such time as the Fund's average daily net asset value during the preceding month exceeded $20 million. For the fiscal year ended December 31, 1999, the Administrator received $316,631 from Towneley for the Funds.

         The administration contract can be terminated by either party on 60 days' written notice to the other and will terminate automatically upon the termination of the Investment Advisory Agreement. The administration contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties.

         The New Agreement wraps the administrative agreement and the advisory agreement into one agreement. Under the New Agreement, NYLIM LLC is responsible for both investment advice and administration without any increase in the Funds' current advisory fees. It is expected that NYLIM LLC will retain its affiliate, MainStay Management LLC, the current administrator, to perform the same duties. Accordingly, the Funds' administration is not expected to change.

Best Execution

         Under the New Agreement, the Manager, and any sub-adviser to whom such authority has been delegated, shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's registration statement and prospectus or as the Trustees may direct from time to time. It is recognized that, in providing a Fund with investment supervision or the placing of orders for portfolio transactions, the Manager or any sub-adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager or any sub-adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or any sub-adviser may be a party. It is understood that none of the Funds, the Trust nor the Manager or sub-adviser has adopted a formula for allocation of a Fund's investment transaction business. It is also understood that it is desirable for each Fund that the Manager or any sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager or any sub-adviser is authorized to place orders for the purchase and sale of securities for a Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager or any sub-adviser in connection with its services to other clients.

Aggregation

         The New Agreement also provides that on occasions when the Manager or any sub-adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients, the Manager or any subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or any sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other clients. The Current Agreement does not address aggregation.

Delegation

         While the Current Agreement permits the Manager to engage other contractors at its expense to aid in the fulfillment of its responsibilities, the New Agreement specifically provides that with respect to any or all series of the Trust, including the Funds, the Manager may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which the Manager delegates to such sub-adviser or sub-administrator any or all its duties specified in this Agreement, provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the Investment Company Act and the Rules thereunder.

Advisory Fees

         This Proposal to approve the New Agreement seeks no increase in advisory fees for any of the Funds. The annual advisory fees that NYLIM LLC is entitled to receive from each Fund under the New Agreement at an annual rate based on average daily net assets of the Fund are listed in the following table.

Fund                                                         Advisory Fee

Ultra Short Term Income                                      .40%
Balanced                                                     .75%
Mid Cap Value                                                .90%
Small Cap Value                                              1.00%

Exclusivity

         Like the Current Agreement, the New Agreement provides that the services of NYLIM LLC to a Fund are not to be deemed to be exclusive, and NYLIM LLC shall be free to provide investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under the New Agreement are not impaired as a result.

Limitation of Liability

         Like the Current Agreement, the New Agreement provides that NYLIM LLC shall not be liable to the Trust for any error of judgment or for any loss suffered by a Fund in connection with matters to which the New Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard by NYLIM LLC of its obligations and duties under the New Agreement.

Duration

         If approved by the shareholders, the New Agreement shall become effective on the date the Transaction is consummated, and will have an initial term of two years. Thereafter, the New Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually in conformity with the Investment Company Act and the Rules thereunder. The Current Agreement contains a comparable provision.

Termination

         The New Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act), or by NYLIM LLC, on not more than sixty (60) nor less than thirty (30) days' written notice to the other party. The Current Agreement can be terminated without penalty by the Trust on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Manager on 60 days' written notice. Like the New Agreement, the Current Agreement will automatically terminate in the event of its "assignment" as defined in the Investment Company Act.

Expenses

         The New Agreement and the Current Agreement contain similar provisions relating to respective parties' responsibilities for bearing certain expenses of each Fund.

         Under the New Agreement, the applicable Fund generally pays all fees and expenses incurred in connection with its management; however, NYLIM LLC is specifically responsible for the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not interested persons of the Manager or the Trust, and all expenses incurred by NYLIM LLC in connection with managing the investment operations of each Fund and administering the ordinary course of each Fund's business, other than those assumed by that Fund. Each Fund assumes and pays its expenses, including but not limited to: (i) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust; (ii) certain fees and expenses of the Fund's custodian; (iii) the fees and expenses of the Trust's transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of each shareholder account; (iv) the charges and expenses of legal counsel and independent accountants for the Trust; (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Funds; (vi) all taxes and business fees payable by the Trust or the Funds including registration fees; (vii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders in the amount necessary for distribution to the shareholders; (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (ix) any expenses assumed by the Funds pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

         Under the Current Agreement, each Fund is responsible for payment of all the Trust's expenses with respect to that Fund, including a list of expenses similar to those enumerated above.

Expense Limitations

         Towneley has contractually agreed to waive fees of 0.20% of the Ultra Short Term Income Fund's average daily net assets through December 31, 2001. NYLIM LLC will enter into a similar agreement to extend until December 31, 2002. In addition, NYLIM LLC has undertaken that for the initial two-year term of the New Agreement, there will be no increase in the annual ordinary operating expense ratios (excluding transfer agency expenses) of the Funds above those for the twelve months ended December 31, 2000 (excluding transfer agency expenses). In the case of transfer agency expenses, NYLIM LLC has also undertaken that during the initial two-year period, any increase in a Fund's transfer agency expenses above those that would have been experienced by that Fund if the existing transfer agency agreement (i.e., pre-Transaction) were still in effect will be borne by NYLIM LLC.

Information About NYLIM LLC

         New York Life Investment Management LLC is a Delaware limited liability company. It currently has its principal offices at 51 Madison Avenue, New York, New York 10010. NYLIM LLC is registered with the SEC as an investment adviser.

         The following table provides information with respect to the current Directors and principal executive officers of NYLIM LLC:

             Principal Executive Officers and Directors of NYLIM LLC

                       Positions and Offices           Other Principal
Name                   with NYLIM LLC                  Position(s) Held

Gary E. Wendlandt     Chairman, Manager         Mr.   Wendlandt  has  served  as
                      and Chief Executive       Executive  Vice  President,  New
                      Officer                   York Life Insurance Company from
                                                1999 to  present;  Trustee,  The
                                                MainStay  Funds  from March 2000
                                                to  present;   Chief   Executive
                                                Officer,     New    York    Life
                                                Investment  Management  Holdings
                                                LLC  (formerly,  New  York  Life
                                                Asset  Management LLC) from 1999
                                                to  present;  Manager,  Chairman
                                                and Chief Executive Officer, New
                                                York Life Investment  Management
                                                Holdings  LLC , from  March 2000
                                                to   present;    Chairman    and
                                                Manager,     New    York    Life
                                                Investment     Management    LLC
                                                (formerly,  New York Life  Asset
                                                Management   Operating   Company
                                                LLC) from March 2000 to present;
                                                Manager,  New York Life  Benefit
                                                Services LLC (formerly, MainStay
                                                Management    Inc.),    Manager,
                                                Monitor  Capital  Advisors  LLC,
                                                Manager, MainStay Management LLC
                                                (formerly,  Director,  New  York
                                                Life  Benefit  Services,  Inc.),
                                                Manager,   MainStay  Shareholder
                                                Services LLC (formerly, MainStay
                                                Shareholder    Services   Inc.),
                                                President  and Manager,  Madison
                                                Square    Advisors    LLC,   and
                                                Director,   NYLIFE  Distributors
                                                Inc.,   from   March   2000   to
                                                present.   Previously,   he  was
                                                Executive   Vice  President  and
                                                Chief   Investment   Officer  of
                                                MassMutual     Life    Insurance
                                                Company from 1993 to 1999.

Stephen C. Roussin    President and Chief       Mr.  Roussin  has been  Director
                      Operating Officer         and    Chairman    of   MainStay
                                                Institutional  Funds Inc.,  1997
                                                to present;  President and Chief
                                                Operating Officer, New York Life
                                                Investment  Management  Holdings
                                                LLC,  (formerly,  New York  Life
                                                Asset  Management LLC) from 1999
                                                to present;  President and Chief
                                                Operating Officer, New York Life
                                                Investment     Management    LLC
                                                (formerly,  New York Life  Asset
                                                Management   Operating   Company
                                                LLC)  from   1999  to   present;
                                                President,    Chief    Executive
                                                Officer   and    Trustee,    The
                                                MainStay   Funds  from  1997  to
                                                present;  Senior Vice President,
                                                New York Life Insurance  Company
                                                from 1997 to present;  Director,
                                                New York Life Trust Company from
                                                1997 to  present;  Manager,  New
                                                York Life  Benefit  Services LLC
                                                (formerly,  Director,  New  York
                                                Life Benefit Services Inc.) from
                                                1997 to present;  Director,  New
                                                York Life Securities,  Inc. from
                                                1997  to  present;  Manager  and
                                                Chairman,  MainStay  Shareholder
                                                Services LLC (formerly, MainStay
                                                Shareholder  Services Inc.) from
                                                1997 to present; Director, Eagle
                                                Strategies  Corp.  from  1997 to
                                                present; and Manager,  President
                                                and  Chief  Executive   Officer,
                                                MainStay      Management     LLC
                                                (formerly,  MainStay  Management
                                                Inc.)  from 1997 to March  2000,
                                                and  Chairman  and Manager  from
                                                March 2000 to present; Director,
                                                NYLIFE  Distributors  Inc.  from
                                                1997 to present,  Chairman  from
                                                March  2000  to   present,   and
                                                Senior Vice  President from 1997
                                                to  March  2000;   Chairman  and
                                                Director,  New York  Life  Trust
                                                Company,  FSB from  June 2000 to
                                                present.  Previously,  he served
                                                as  Senior  Vice   President  of
                                                Smith  Barney  from 1994 to 1997
                                                and  Division  Sales  Manager of
                                                Prudential  Securities from 1989
                                                to 1994.

Ravi Akhoury          Manager and Vice          Mr.   Akhoury   has   served  as
                      Chairman                  Chairman  and  Chief   Executive
                                                Officer  of  MacKay-Shields  LLC
                                                (formerly     MacKay     Shields
                                                Financial Corporation) from 1992
                                                to present;  and Senior Managing
                                                Director  since 1996.  He joined
                                                MacKay-Shields   in  1984  as  a
                                                Director,   became  a   Managing
                                                Director  in 1988 and  President
                                                in  1989.   He  also  serves  as
                                                Manager,   Chairman   and  Chief
                                                Executive    Officer,     MacKay
                                                Shields     Domestic     General
                                                Partner,  LLC;  Manager and Vice
                                                Chairman,    New    York    Life
                                                Investment  Management  Holdings
                                                LLC,  (formerly,  New York  Life
                                                Asset  Management LLC) from 1999
                                                to present;  Director,  New York
                                                Life    International,     Inc.;
                                                Director,    New    York    Life
                                                International  India  Fund  LLC;
                                                Manager,  New York Life  Benefit
                                                Services     LLC      (formerly,
                                                Director,  New York Life Benefit
                                                Services, Inc.); Manager, NYLIFE
                                                LLC; and Director, NYLI-VB Asset
                                                Management Co, LLC.  Previously,
                                                Mr. Akhoury was associated  with
                                                Fischer,   Francis,   Trees  and
                                                Watts from 1980 to 1984 where he
                                                served as Vice President.

Seymour Sternberg     Manager                   Mr.   Sternberg  has  served  as
                                                Chairman of the Board, President
                                                and Chief  Executive  Officer of
                                                New York Life Insurance  Company
                                                since  1997;  Manager,  New York
                                                Life    Investment    Management
                                                Holdings LLC  (formerly New York
                                                Life Asset  Management LLC) from
                                                1999   to   present.   He   also
                                                currently  serves  as  Director,
                                                Express Scripts, Inc.; Director,
                                                New  York  Life   Insurance  and
                                                Annuity  Corporation;  Director,
                                                New  York  Life   International,
                                                Inc.; Director,  Chairman, Chief
                                                Executive Officer and President,
                                                NYLIFE  HealthCare   Management,
                                                Inc.;   Manager  and  President,
                                                NYLIFE LLC.  Previously  he held
                                                various  positions at MassMutual
                                                Life  Insurance  Company,   most
                                                recently      Executive     Vice
                                                President from 1976 to 1989.

Howard I. Atkins      Manager                   Mr.   Atkins   has   served   as
                                                Executive   Vice  President  and
                                                Chief  Financial  Officer of New
                                                York Life Insurance Company from
                                                1996 to  present;  Manager,  New
                                                York Life Investment  Management
                                                Holdings  LLC,  (formerly,   New
                                                York Life Asset  Management LLC)
                                                from  1999 to  present.  He also
                                                serves  as   Director,   Express
                                                Scripts,     Inc.;     Director,
                                                Executive   Vice  President  and
                                                Chief  Financial  Officer,   New
                                                York Life  Insurance and Annuity
                                                Corporation;  Director, New York
                                                Life    International,     Inc.;
                                                Executive Vice President, NYLIFE
                                                HealthCare   Management,   Inc.;
                                                Manager, NYLIFE LLC. Previously,
                                                Mr.  Atkins  served as Executive
                                                Vice    President    and   Chief
                                                Financial  Officer at  Midlantic
                                                Corporation  from  1991 to 1995,
                                                and after its  merger  with PNC,
                                                Executive  Vice  President  from
                                                1995          to           1996.

The principal business address of each person named is 51 Madison Avenue, New York, New York 10010.

Information About Towneley

            Towneley Capital Management, Inc. is a Delaware corporation. It currently has its principal offices at 470 Park Avenue South, 16th Floor, New York, New York 10016.

         The following tables contain a list of the principal executive officers and Directors of Towneley and identifies those individuals serving as officers and/or Trustees of the Trust that are also officers and/or Directors of Towneley. Towneley is registered with the SEC as an investment adviser.

             Principal Executive Officers and Directors of Towneley

                      Positions and Offices                Other Principal
Name                  with Investment Adviser              Position(s) Held

Wesley G. McCain      Chairman, Director        Mr.  McCain is a trustee  of the
                                                Van  Eck  Funds  and the Van Eck
                                                World Wide Insurance  Trust, and
                                                a Trustee  of the Van  Eck/Chubb
                                                Funds,   Inc.  He  is  a  Public
                                                Advisor  to   Pacific   Exchange
                                                Stock  and  Options.  He  was  a
                                                Trustee  of the  Peregrine  Fund
                                                from  1995  to  1998.  He  is  a
                                                general   partner   of   Pharaoh
                                                Partners,  L.P.,  which  is  the
                                                general    partner    of   Libre
                                                Partners,  L.P.  He  is  also  a
                                                trustee of Libre Group Trust,  a
                                                Trustee  of  Libre   Investments
                                                (Cayman)   Ltd.,   a  member  of
                                                Pharaoh  Partners  (Cayman) LDC,
                                                and    Chairman   of   Millbrook
                                                Associates,  Inc. and of Eclipse
                                                Financial Services, Inc. He is a
                                                Chartered  Financial Analyst and
                                                a member of the  Association for
                                                Investment     Management    and
                                                Research.

Kathy O'Connor             Vice President

Joan Sabella               Vice President

Tracy Thatcher Kuntz       Vice President

Sigrid A. Hess             Vice President
                           and Secretary        Ms. Hess is  Trustee,  Executive
                                                Vice  President and Secretary of
                                                the  Eclipse  Funds.   She  also
                                                serves as  Secretary  of Eclipse
                                                Financial  Services,  Inc.,  the
                                                shareholder  servicing  agent of
                                                the Eclipse Funds.

Steven Confessore          Vice President

Maggie Goodman             Vice President

Except for Ms. Kuntz, whose address is 23197 La Cadena Drive # 103, Laguna Hills, CA 92653, the principal business address of each person named is 470 Park Avenue South, 16th Floor, New York, New York 10016.

           Common Officers and Trustees of Eclipse Funds and Towneley

Name                  Position(s) with the Trust      Position(s) with Towneley

Wesley G. McCain      Chairman and Trustee            Chairman

Sigrid A. Hess        Trustee, Executive Vice       Vice President and Secretary
                      President and Secretary


         The following table sets forth the amount of investment advisory fees that have been paid by the Funds to Towneley during each Fund's most recent fiscal year.

             Advisory Fees Paid to Towneley Capital Management, Inc.
                   for the Fiscal Year Ended December 31, 1999

                               Total Investment                   Net Advisory
                    Fund        Advisory Fees        Waiver        Fees Paid

Ultra Short Term Income            $32,290           $32,290           $0
Balanced                           $673,283            $0           $673,283
Mid Cap Value                      $918,205            $0           $918,205
Small Cap Value                   $2,183,901           $0          $2,183,901


         From time to time, Towneley receives brokerage and research services from brokers that execute securities transactions for certain of the Funds. The commission paid by a Fund to a broker that provides such services to Towneley may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Towneley may use such services for clients other than the specific Fund or Funds from which the related commissions are derived. The Funds have not effected any brokerage transactions in portfolio securities with Towneley or any other affiliated person of the Trust.

Evaluation by the Board

         In determining whether or not it was appropriate to approve the New Agreement and to recommend its approval to shareholders, the Board, including the Trustees who are not interested persons of Towneley (the "Independent Trustees"), considered various materials and representations provided by Towneley and met with representatives of NYLIM Holdings, NYLIM LLC and New York Life Insurance Company. The Independent Trustees were advised by independent legal counsel with respect to these matters. The Board of Trustees met on October 10, 2000 and October 20, 2000, to review and consider, among other things, information relating to the New Agreement. During the course of these meetings, the Independent Trustees met separately with their counsel to discuss the Transaction and its effect on the Funds.

         Among  the   representations   considered   by  the   Trustees   was  a
representation by NYLIM LLC that the personnel currently responsible for managing the Funds at Towneley would continue to have primary responsibility for managing the Funds after the Transaction.

         Information considered by the Trustees included, among other things, information regarding NYLIM Holdings and NYLIM LLC (and their affiliated companies) and their personnel, operations, financial condition and investment philosophy. NYLIM LLC also provided information regarding NYLIM LLC's arrangements for distribution of shares of its funds, its legal compliance capabilities, and the arrangements for NYLIM LLC's shareholder services. The Board of Trustees also reviewed the terms of the New Agreement and the Current Agreement.

         Also in connection with approval of the New Agreement, the Trustees of the Funds met with officers of NYLIM LLC and its affiliates. During that visit, personnel from NYLIM LLC and its distributor were available to discuss operations and to answer questions concerning the proposed investment advisory and other arrangements. In addition, the Independent Trustees of the Funds were advised by counsel to such Trustees with respect to their fiduciary duties in connection with approval of the proposed arrangement.

         During the course of its deliberations, the Board also considered certain additional possible benefits of the Transaction for the Funds and their shareholders from the combination of Towneley and the existing NYLIM Holdings and NYLIM LLC businesses. These include the seasoned NYLIM mutual fund administration operations; the potential of increased distribution opportunities for the Funds, in light of the strong distribution capabilities and global reach of NYLIM Holdings and its affiliates; improved shareholder servicing; and the potential for economies of scale to be achieved in light of existing NYLIM Holdings and NYLIM LLC businesses.

         After consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Agreement and voted to recommend its approval by the Funds' shareholders.

         The effectiveness of this Proposal No. 2 is conditioned on the consummation of the Transaction. Accordingly, in the event that the Transaction is not consummated, Towneley will continue to manage the Funds pursuant to the Current Agreement.

Vote Required

         Shareholders of each Fund must separately approve the applicable New Investment Management Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

               The Board unanimously recommends that shareholders
                        vote "FOR" this Proposal No. 2.

                                 PROPOSAL NO. 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Funds are being asked to ratify the selection of the accounting firm of PricewaterhouseCoopers LLP ("PWC") to act as the independent auditors for the Trust for the fiscal year ending December 31, 2000.

         At a meeting of the Board held on March 30, 2000, the Board, including a majority of Independent Trustees, selected PWC to act as the independent auditors for the fiscal year ending December 31, 2000.

         On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent accountants of the Trust pursuant to an agreement by PWC to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PWC. On September 22, 1999, the Trust, with the approval of the Trustees and its Audit Committee, engaged PWC as its independent accountants. PWC or McGladrey, its predecessor has served as independent auditors for the Trust with respect to its financial statements since the Trust's inception.

         PWC has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. Representatives of PWC are not expected to be at the Special Meeting, but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Vote Required

         The affirmative vote of a majority of all outstanding shares of the Trust represented in person or by proxy and entitled to vote at the Special Meeting is required to approve this Proposal No. 3.

               The Board unanimously recommends that shareholders
                        vote "FOR" this Proposal No. 3.


                               GENERAL INFORMATION
                    Other Matters to Come Before the Meeting

         Management of the Funds does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Section 15(f) of the Investment Company Act

         NYLIM Holdings and Towneley intend to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Investment Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company's board of Trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the Investment Company Act.

Voting Rights

         Shareholders of record on October 24, 2000 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjourned meeting. As of the Record Date, each Fund offered one class of shares to the public. The presence in person or by proxy of a Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not represented at the Special Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 60 days after the Record Date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of the Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3.

         Some shares of a Fund may be held by Towneley affiliates in various capacities and will be voted in the following manner: shares of a Fund held of record by the Towneley Capital Management Pension Plan and Trust and the Towneley Capital Management 401(k) and Profit Sharing Plan shall be voted in favor of each of the Proposals by each plan's trustee, Wesley G. McCain. Shares of a Fund held of record by a Towneley separately managed account under an agreement pursuant to which Wesley G. McCain is given the power to vote shares as trustee or custodian shall be voted in favor of each of the Proposals.

         The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Beneficial Owners

         To the best of the Trust's knowledge, as of October 24, 2000, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 1.

Expenses

         Towneley, NYLIM, and/or one or more of their affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Funds will not bear the expenses of the Proxy Statement or the Special Meeting.

Additional Proxy Solicitation Information

         In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Towneley and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Shareholder Communications Corporation (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,000 per Fund plus expenses which are not expected to exceed $25,000. As noted above, this cost will be borne by Towneley, NYLIM Holdings and/or one or more of their affiliates, not by the Funds. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact the Solicitor toll-free at 1-877-518-9412. As explained above, any proxy given by a shareholder is revocable until voted at the Special Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Shareholder Proposals

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

         Please complete the enclosed proxy card(s) and return the card(s) promptly in the enclosed self-addressed, postage-paid envelope.

                                                      By Order of the Board,


                                                      Sigrid A. Hess
                                                      Secretary

                                    EXHIBIT A

                                   FORM OF NEW
                          INVESTMENT ADVISORY AGREEMENT

                                  ECLIPSE FUNDS

                      Eclipse Ultra Short Term Income Fund

                              Eclipse Balanced Fund

                           Eclipse Mid Cap Value Fund

                          Eclipse Small Cap Value Fund

                              MANAGEMENT AGREEMENT

         This Agreement is made as of the ____ day of ______________, 200_ between Eclipse Funds, a Massachusetts business trust ("Trust"), on behalf of Eclipse Ultra Short Term Income Fund, Eclipse Balanced Fund, Eclipse Mid Cap Value Fund and Eclipse Small Cap Value Fund (each a "Fund" and collectively, "Funds"), each a separate series of the Trust, and New York Life Investment Management LLC, a Delaware limited liability company ("Manager").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

         WHEREAS, the shares of beneficial interest of the Trust ("Shares") are divided into separate series, each of which is established by resolution of the Board of Trustees of the Trust and the Trustees may from time to time terminate such series or establish and terminate additional series; and

         WHEREAS, the Trust desires to retain the Manager to render investment advisory and related administrative services to each of the Funds, and the Manager is willing to render such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints New York Life Investment Management LLC to act as manager to each of the Funds for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Duties as Manager. Subject to the supervision of the Trustees of the Trust, the Manager shall administer each Fund's business affairs and manage the investment operations of each Fund and the composition of the portfolio of each Fund, including the purchase, retention and disposition thereof, in accordance with the investment objectives, policies and restrictions of each Fund, as stated in its currently effective Prospectus (as hereinafter defined) and subject to the following understandings:

            (a) The Manager shall (i) furnish each Fund with office facilities; (ii) be responsible for the financial and accounting records required to be maintained by each Fund (excluding those being maintained by the Fund's custodian and transfer agent except as to which the Manager has supervisory functions) and other than those being maintained by the Fund's subadviser, if any; and
                        (iii) furnish each Fund with ordinary clerical, bookkeeping and recordkeeping services at such office facilities.

            (b) The Manager shall provide supervision of each Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by each Fund, and what portion of each Fund's assets will be invested or held uninvested as cash.

            (c)         The  Manager   shall  use  its  best   judgment  in  the
                        performance of its duties under this Agreement.

            (d) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Prospectus (each as hereinafter defined) of the Trust and with the instructions and directions of the Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

            (e) The Manager, and any subadviser to whom such authority has been delegated, shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers (including NYLIFE Securities Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (each as hereinafter defined) or as the Trustees may direct from time to time. It is recognized that, in providing a Fund with investment supervision or the placing of orders for portfolio transactions, the Manager or any subadviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager or any subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or any subadviser may be a party. It is understood that none of the Funds, nor the Trust or the Manager or subadviser has adopted a formula for allocation of a Fund's investment transaction business. It is also understood that it is desirable for each Fund that the Manager or any subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager or any subadviser is authorized to place orders for the purchase and sale of securities for a Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager or any subadviser in connection with its services to other clients.

         On occasions when the Manager or any subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Manager or any subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or any subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other clients.

            (f) The Manager shall maintain all books and records with respect to each Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the Rules thereunder and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request.

            (g) The Manager shall provide the Trust's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

            (h) With respect to any or all series of the Trust, including the Funds, the Manager may enter into one or more contracts ("Sub-Advisory Contract or
                        Sub-Administration Contract") with a subadviser or sub-administrator in which the Manager delegates to such subadviser or sub-administrator any or all its duties specified in this Agreement, provided that each Sub-Advisory Contract or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

3. Manager Personnel. The Manager shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Manager under this Agreement may be furnished through the medium of any of such directors, officers or employees.

4. Books and Records. The Manager shall keep each Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for a Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 as promulgated by the Securities and Exchange Commission (the "Commission") under the 1940 Act any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

5. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

6. Documents. The Trust has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) Declaration of Trust of the Trust, filed with the Massachusetts Secretary of State (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the "Declaration of Trust");

            (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

            (c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Commission, relating to each Fund and each Fund's Shares and all amendments thereto;

            (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

            (f) Each form of Prospectus and Statement of Additional Information of the Trust (such Prospectuses and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called collectively the "Prospectus").

7. Expenses. (a) In connection with the services rendered by the Manager under this Agreement, the Manager will bear all of the following expenses:

                        (i) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust, and

                        (ii) all expenses incurred by the Manager in connection with managing the investment operations of each Fund and administering the ordinary course of each Fund's business, other than those assumed by that Fund herein;

            (b) Each Fund assumes and will pay its expenses, including but not limited to those described below (where any such category applies to more than one series of the Trust, each Fund shall be liable only for its allocable portion of the expenses):

                        (i) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

                        (ii) the fees and expenses of the Fund's custodian which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Fund not being maintained by the Manager, (C) the pricing of the Fund's Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Trustees of the Trust, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's Shares;

                        (iii) the fees and expenses of the Trust's transfer and dividend disbursing agent, which may be the custodian, which relate to the maintenance of each shareholder account,

                        (iv) the charges and expenses of legal counsel and independent accountants for the Trust;

                        (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Funds;

                        (vi) all taxes and business fees payable by the Trust or the Funds to federal, state or other governmental agencies;

                        (vii) the fees of any trade association of which the Trust may be a member;

                        (viii) the cost of share certificates, if any, representing Fund Shares;

                        (ix) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Shares with the Commission, registering the Trust as a broker or dealer and qualifying its shares and/or complying with notice and other applicable requirements under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

                        (x) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing printing and
                                    mailing   reports  to  shareholders  in  the
                                    amount necessary for distribution to the shareholders;

                        (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and

                        (xii) any expenses assumed by the Funds pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

            (c) Fees and expenses of legal counsel, of registering shares and complying with state securities laws, of holding meetings and of communicating with shareholders as described in subparagraph (b) above include an allocable portion of the cost of maintaining an internal legal and compliance department.

8. Organization Expenses. Each Fund hereby agrees to reimburse the Manager for the organization expenses of, and the expenses incurred in connection with, the initial offering of any Shares of that Fund.

9. Compensation. For the services provided and the facilities furnished pursuant to this Agreement, the Trust will pay to the Manager as full compensation therefor a fee at an annual rate of the following percentage of the average daily net assets of each Fund.

Eclipse Ultra Short Term Income Fund                           0.40%
Eclipse Balanced Fund                                          0.75%
Eclipse Mid Cap Value Fund                                     0.90%
Eclipse Small Cap Value Fund                                   1.00%

                  This fee will be computed daily and will be paid to the Manager monthly. This fee will be chargeable only to the respective Fund, and no other series of the Trust shall be liable for the fee due and payable hereunder. No Fund shall not be liable for any expense of any other series of the Trust.

10. Standard of Care. Subject to applicable law, the Manager shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

11. Duration and Termination. This Agreement shall continue in effect with respect to a Fund for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually with respect to that Fund in conformity with the requirements of the 1940 Act and the Rules thereunder; provided, however, that this Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
            Act).

12. Other Business. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

13. Independent Contractor. Except as otherwise provided herein or authorized by the Trustees of the Trust from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed an agent of any Fund or the Trust.

14. Trust Materials. During the term of this Agreement, the Trust agrees to furnish the Manager at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of a Fund or to the public, which refer to the Manager in any way, prior to use thereof and not to use such materials if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Manager copies of any of the above-mentioned materials which refer in any way to the Manager. The Trust shall furnish or otherwise make available to the Manager such other information relating to the business affairs of each Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

15. Amendment. This Agreement may be amended in writing by mutual consent, but the consent of each of the Funds, if required, must be obtained in conformity with the requirements of the 1940 Act and the Rules thereunder.

16. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, New Jersey 07054; or (2) to the Trust at 51 Madison Avenue, New York, NY 10010.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, terms shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                               ECLIPSE  FUNDS,  on behalf of the
                                               Funds By:

                                      Name:

                                     Title:

                                 NEW YORK LIFE INVESTMENT MANAGEMENT LLC

                                                By:
                                      Name:

                                      Title

                                                                 Appendix 1

                   Beneficial Owners of More than 5% of a Fund
                             as of October 24, 2000

Name and Address                Percent                     Amount and Nature
of Beneficial Owner            of Fund                   of Beneficial Ownership


                          Ultra Short Term
                              Income Fund

FTC &  Co.*                        53.06                       350,370.692
DataLynx House Account                                         Beneficial
P.O. Box 173136
Denver, CO 80217-3136

Hopke Partnership TCM*             19.17                       126,611.996
c/o Rochdale Securities Corp.                                  Beneficial
570 Lexington Avenue Floor 8
New York, NY 10022-6837


Richard C. Dalsemer                 6.18                       40,806.293
2554 Santa Lucia Avenue                                        Record
Carmel, CA 93923-9105


John C. Van Eck                     5.01                       33,077.605
99 Park Avenue                                                 Record
8th Floor
New York, New York  10016-1501


                                  Balanced Fund

Mellon Bank as Trustee*             60.49                       1,915,551.535
Agent Omnibus                                                   Beneficial
135 Santilli Way
Everett, MA 02149-1906


FTC &  Co.*                         12.68                       401,625.374
DataLynx House Account                                          Beneficial
P.O. Box 173136
Denver, CO 80217-3136


EGAP & Co.                           7.32                       231,951.695
Chittenden Bank                                                 Beneficial
Trust Operations
PO Box 820
Burlington, Vermont 05402-0820

                               Mid Cap Value Fund

American Express Trust Company*      72.74                       2,886,208.73
American Express Retirement Services                             Beneficial
FBO NIBCO 401(K)
ATTN Chris Hunt N10/996
P.O. Box 534
Minneapolis, MN 55440-0534

FTC & Co.*                            9.13                       362,435.111
DataLynx House Account                                           Beneficial
PO Box 2052
Jersey City, NJ 07303-2052

                              Small Cap Value Fund

National Financial Services Corp*    25.08                       4,055,934.592
200 Liberty Street                                              Beneficial
One World Financial Center
New York, NY 10281-1003


Charles Schwab & Co. Inc.*           22.15                       3,583,135.373
Mutual Funds Department                                         Beneficial
101 Montgomery Street
San Francisco, CA 94104-4122


The Northern Trust Company TTEE*      6.91                       1,117,267.999
Guidant Corporation                                             Beneficial
FBD Master Investment Trust U/A
   3-22-99
P.O. Box 92-956
Chicago, IL 60675-2956

Masonic Charity Foundation            4.31                       696,856.852
c/o Bankers Trust New York                                      Beneficial
34 Exchange Place Mailbox Stop 3029
Jersey City, New Jersey 07302-3885

FTC & Co.                             3.95                       638,966.692
DataLynx House Account                                          Beneficial
P.O. Box 173136
Denver, Colorado 80217-3136


* Each of these  entities is the  shareholder  of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                                                    Appendix 2

                              Trustee Shareholdings
                             as of October 24, 2000

Name of                        Percent                     Amount and Nature
Beneficial Owner               of Fund                   of Beneficial Ownership

                          Ultra Short Term
                             Income Fund

John C. Van Eck                  5.01                       33,077.605
                                                            Record

Wesley G. McCain                 0.45                       2,968.263(1)


                                  Balanced Fund

Wesley G. McCain                 0.02                       649.134
                                                            Record

John C. Van Eck                  0.23                       7,721.776
                                                            Record

Sigrid A. Hess                   0.07                       2,328.669
                                                            Record

                               Mid Cap Value Fund

Wesley G. McCain                 0.44                       17,489.940(2)


                              Small Cap Value Fund

Wesley G. McCain                 0.15                       24,902.215(3)


John C. Van Eck                  0.07                       11,563.735
                                                            Record

Sigrid A. Hess                   0.06                       9,402.237
                                                            Record

Yung Wong                        0.06                       8,913.979
                                                            Record


(1) Of this amount, 1,577.667 shares are held of record by Eclipse Financial Services, Inc., the outstanding shares of which are owned by Manastee River Revocable Trust for the benefit of Wesley G. McCain. Mr. McCain is also the Trustee. The remaining 1,390.596 shares are held of record by Mr. McCain.

(2) Of this amount, 16,564.938 shares are held of record by Manastee River Revocable Trust for the benefit of Wesley G. McCain. Mr. McCain is also the Trustee. The remaining 925.002 shares are held of record by Mr. McCain.

(3) Of this amount, 23,627.386 shares are held of record by Manastee River Revocable Trust for the benefit of Wesley G. McCain. Mr. McCain is also the Trustee. The remaining 925.002 shares are held of record by Mr. McCain.

                                  ECLIPSE FUNDS
                                  (the "Trust")

 [Eclipse Ultra Short Term Income Fund]        [Eclipse Balanced Fund]
 [Eclipse Mid Cap Value Fund]                  [Eclipse Small Cap Value Fund]

                                  (the "Fund")

               THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD
                          OF TRUSTEES OF ECLIPSE FUNDS

IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED, YOUR SHARES WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED BY THE PROXIES FOR APPROVAL OF THE PROPOSALS.

   Please sign exactly as name appears on this card. If the account is in the name of joint tenants, all should sign. If you are signing as administrator, trustee or guardian, please give title. If the account is that of a corporation or partnership, please have an authorized person sign in the name of the corporation or partnership.


                             X______________________

                             X______________________

                                  Signature(s)

                         Dated: __________________, 2000

Please refer to the Proxy Statement for a discussion of these matters. This proxy card is solicited in connection with the special meeting of the shareholders the Fund to be held at 10:00 a.m., Eastern Time, on December 5, 2000, and at any adjournment thereof. THIS PROXY CARD, WHEN PROPERLY EXECUTED, DIRECTS WESLEY G. MCCAIN AND SIGRID A. HESS TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR PROXY CARDS.

                             YOUR VOTE IS IMPORTANT!
                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL FREE 1-888-690-6903 OR
                           LOG ON TO WWW.PROXYVOTE.COM

*** CONTROL NUMBER XXX XXX XXX XXX XX ***


Please vote the shares listed below by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

EXAMPLE: [   ] [box is filled in solidly]


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.


1. To elect four (4) Trustees to serve until their successors are elected and qualified;


            FOR   [ ]         WITHHOLD   [ ]    FOR ALL EXCEPT   [ ]


(01) Stephen C. Roussin                     (03) Lawrence Glacken

(02) Robert P. Mulhearn                     (04) Susan B. Kerley

Note: If you do not wish your shares voted "For" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the Nominee(s). Your shares will be voted for the remaining Nominee(s).

2. To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and New York Life Investment Management LLC ("NYLIM LLC");


           [   ] FOR                  [   ] AGAINST             [   ] ABSTAIN


3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000.

          [   ] FOR                  [   ] AGAINST             [   ] ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS, INCLUDING ANY ADJOURNMENT OF THE MEETING, AS MAY PROPERLY COME BEFORE THE MEETING.